UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

AMERICAN EXPRESS CREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6908	11-1988350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On December 1, 2021, American Express Company (“American Express”) announced the expiration and final results results of its previously announced exchange offer pursuant to which it offered to issue its new senior notes in exchange for any and all of the $2 billion aggregate principal amount of the outstanding 3.300% Senior Notes due May 3, 2027 issued by American Express Credit Corporation (the “Company” and such notes, the “Notes”), a wholly-owned subsidiary of American Express, and the Company’s related consent solicitation (the “Consent Solicitation”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee, plan to enter into a supplemental indenture (the “Supplemental Indenture”) on December 2, 2021 to implement the amendments to the indenture under which the Notes were issued (the “Indenture”) following the Company’s receipt of the requisite consents from holders of the Notes to such amendments pursuant to the Consent Solicitation. The Supplemental Indenture will eliminate certain of the covenants and events of default in the Indenture (including the reporting covenant) with respect to the Notes.
An unexecuted copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The description of the Supplemental Indenture is qualified in its entirety by the terms of the Indenture and the Supplemental Indenture.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The forward-looking statements, which address the Exchange Offer and Consent Solicitation and the Company’s plan to enter into the Supplemental Indenture, contain words such as “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely” and similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including market conditions, the satisfaction of the conditions described in the offering memorandum and consent solicitation statement dated November 1, 2021 and those contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
4.1	Unexecuted copy of the Third Supplemental Indenture to Indenture dated as of June 9, 2006, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee
99.1	Press Release dated December 1, 2021
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS CREDIT CORPORATION
(REGISTRANT)

By:	/s/ Douglas C. Turnbull
Name: Douglas C. Turnbull
Title: Secretary

Date: December 1, 2021